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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                (Date of report)                  MAY 2, 2006
                (Date of earliest event reported) APRIL 30, 2006

                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)


          TEXAS                     333-88577                   74-2684967
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                       13710 FNB PARKWAY, OMAHA, NEBRASKA
                    (Address of principal executive offices)

                                   68154-5200
                                   (Zip code)

                                 (402) 492-7300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      As shown in the table below, Northern Border Pipeline's average daily contracted capacity for first quarter 2006 was essentially equal to first quarter 2005. The pipeline's weighted average system rate for firm demand for the first quarter 2006 was $0.361 per thousand cubic feet (mcf), four percent below the first quarter 2005 average rate of $0.375 per mcf. Changes in the average system rate resulted from shorter transportation-path contracts and multi-month discounted contracts in 2006.

NORTHERN BORDER PIPELINE COMPANY
TOTAL SYSTEM REVENUE SUMMARY

================================================================================
                                                         FIRST QUARTER
--------------------------------------------------------------------------------
                                                        2006        2005
--------------------------------------------------------------------------------

Percent Contracted(1)                                   104%        103%

Weighted Average System Rate ($/mcf)(2)               $0.361      $0.375

Total Revenue (Millions)                               $79.8       $82.8

(1)  Compared with a design capacity of 2,374 million cubic feet (mmcf) per day.

(2)  Amounts shown in dollars per thousand cubic feet (mcf).


ITEM 7.01 REGULATION FD DISCLOSURE.

      On May 2, 2006, Northern Border Pipeline issued a press release announcing that Northern Border Pipeline's Chicago III expansion project was placed in service at the end of April 2006. The Chicago III expansion project increases Northern Border Pipeline's transportation capacity by 130 mmcfd, to 974 mmcfd, from Harper, Iowa to the Chicago market area. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

      June is the beginning of the summer season in natural gas markets. April and May are shoulder months between the winter heating and summer cooling seasons in which there is typically lower demand for transportation on Northern Border Pipeline's system.

      Similar to 2005, this can result in portions of Northern Border Pipeline's capacity being sold at discounted transportation rates or remaining unsold. Northern Border Pipeline expects that market conditions in 2006 will be similar to those experienced in 2005 and that demand for its capacity will increase throughout the summer. However, the level of discounting in 2006 may vary from 2005 depending on current market conditions. Overall, Northern Border Pipeline's total revenues are expected to be similar to 2005, as shown in the following table.

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   NORTHERN BORDER PIPELINE COMPANY
   TOTAL SYSTEM REVENUE SUMMARY(1)

   =============================================================================
                                                              FULL YEAR
   -----------------------------------------------------------------------------
                                                         2006           2005
   -----------------------------------------------------------------------------

   Percent Contracted(2)                                   76%           97%

   Percent Expected to be Contracted                  97%-101%           N/A

   Weighted Average System Rate ($/mcf)(3)         $0.35-$0.38(4)     $0.371(5)

   Total Revenue (Millions)                          $305-$320(4)     $312.3(5)

    (1) Includes actuals through first quarter 2006 and forecasts for remainder of 2006.

    (2) Compared with a design capacity of 2,374 million cubic feet (mmcf) per day.

    (3) Amounts shown in dollars per thousand cubic feet (mcf).

    (4) Amounts exclude possible impacts from Northern Border Pipeline's pending rate case.

    (5) Amounts exclude revenue from sale of Enron bankruptcy claims.


      On May 1, 2006, Northern Border Pipeline began charging new transportation rates based on its rate case filing, including the implementation of separate supply and market zone rates. These rates are subject to refund based on the final outcome of the rate case. The next major step in the rate case process will occur on May 31, 2006 when FERC staff and intervenors are expected to file their testimony. Northern Border Pipeline has the opportunity to file testimony in August and September and the hearing is scheduled to commence on October 4, 2006, unless a settlement is reached prior to that date.

FORWARD-LOOKING STATEMENTS

The statements in this current report that are not historical information, including statements concerning plans and objectives of management for future operations, economic performance or related assumptions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Exchange Act. Forward-looking statements may include words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "should" and other words and terms of similar meaning. Although we believe that our expectations regarding future events are based on reasonable assumptions, we can give no assurance that our goals will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include:

    o the impact of unsold and discounted capacity being greater or less than expected;

    o the ability to market pipeline capacity on favorable terms, which is affected by:

        o   future demand for and prices of natural gas;

        o competitive conditions in the overall natural gas and electricity markets;

        o   availability of supplies of Canadian and U.S. natural gas;

        o   availability of additional storage capacity;

        o   weather conditions; and

        o competitive developments by Canadian and U.S. natural gas transmission peers;

    o orders by the FERC in our November 2005 rate case which are significantly different than our assumptions;

    o   performance of contractual obligations by our customers;

    o performance of contractual obligations by our operator and the transition from our current operator to an affiliate of TransCanada;

                                       3
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    o   the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our FERC-regulated rates;

    o developments in the December 2, 2001, filing by Enron of a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code affecting our settled claims;

    o   our ability to control operating costs;

    o conditions in the capital markets and our ability to access the capital markets;

    o risks inherent in the use of information systems in our business, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting; and

    o acts of nature, sabotage, terrorism or other similar acts causing damage to our facilities or our suppliers' or shippers' facilities.

These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under Item 1A, "Risk Factors," in our annual report on Form 10-K for the year ended December 31, 2005 and as subsequently updated in our Form 10-Qs. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits.

        99.1   Northern Border Pipeline Company press release dated May 2, 2006.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Northern Border Pipeline Company
                                           By:  Northern Plains Natural Gas
                                                Company, Operator

Date: May 2, 2006                      By: /s/ Jerry L. Peters
                                           -------------------
                                           Jerry L. Peters
                                           Vice President, Finance and Treasurer


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                                  EXHIBIT INDEX


 Exhibit 99.1  Northern Border Pipeline Company press release dated May 2, 2006.